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                                                                   Exhibit 23.02


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 16, 2000 included in Neoforma.com, Inc.'s Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in this Registration Statement.


/s/ ARTHUR ANDERSEN LLP

San Jose, California
January 26, 2001